UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified in Its Charter)

BIGLARI HOLDINGS INC. BIGLARI CAPITAL CORP. THE LION FUND, L.P. STEAK N SHAKE OPERATIONS, INC. SARDAR BIGLARI PHILIP L. COOLEY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Item 1: The following materials were posted by Biglari Holdings Inc. to http://www.enhancecrackerbarrel.com:

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Nominees

Sardar Biglari
Chairman & CEO
Biglari Holdings Inc.

Philip L. Cooley
Vice Chairman
Biglari Holdings Inc.

Sardar Biglari is the Chairman and Chief Executive Officer of Biglari Holdings Inc., listed on the New York Stock Exchange under the symbol BH. Biglari Holdings is a holding company engaged in a number of diverse business activities. Mr. Biglari makes all major operating, investment, and capital allocation decisions for Biglari Holdings and its subsidiaries. He is also Chairman and Chief Executive Officer of Biglari Capital Corp., a wholly-owned subsidiary of Biglari Holdings and general partner of The Lion Fund, L.P., a private investment fund. He is also Chairman and Chief Executive Officer of Steak n Shake Operations, Inc. and Western Sizzlin Corporation, both of which are wholly-owned subsidiaries of Biglari Holdings. Mr. Biglari is a director of CCA Industries, Inc., a manufacturer and marketer of health and beauty aids. Mr. Biglari has extensive managerial, turnaround, and investing experience in a broad range of businesses.

Mr. Biglari would be an "independent director" of Cracker Barrel Old Country Store, Inc. within the meaning of NASDAQ listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

Philip L. Cooley is Vice Chairman of Biglari Holdings Inc. Dr. Cooley was the Prassel Distinguished Professor of Business at Trinity University, San Antonio, Texas, from 1985 until his retirement in May 2012. Dr. Cooley has served as an advisory director of Biglari Capital Corp. since 2000 and as Vice Chairman and a director of Western Sizzlin Corporation from March 2006 and December 2005, respectively, until its acquisition by Biglari Holdings in March 2010. Since August 2011, Dr. Cooley has also served as a director of CCA Industries, Inc. Dr. Cooley is past president of the Eastern Finance Association, and serves on its board, and of the Southern Finance Association. He also serves on the board of the Consumer Credit Counseling Service of Greater San Antonio. Dr. Cooley has extensive business, financial and investment knowledge and experience.

Dr. Cooley would be an "independent director" of Cracker Barrel Old Country Store, Inc. within the meaning of NASDAQ listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

Copyright © 2012 BIGLARI HOLDINGS INC.

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HOME

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NOMINEES

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Press Releases

	RELEASE DATE
2012	
SEPTEMBER	
Cracker Barrel Makes Faux "Offer" to Biglari Holdings	September 5, 2012
APRIL	
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	April 19, 2012
2011	
DECEMBER	
The Truth Behind Cracker Barrel's "Improving" Performance	December 15, 2011
Biglari Holdings Releases Entire Glass Lewis Report	December 15, 2011
A Comparison of Sardar Biglari and Charles Jones	December 14, 2011
Cracker Barrel Should Agree with Glass Lewis	December 12, 2011
Glass, Lewis & Co. Recommends Electing Sardar Biglari to the Board of Cracker Barrel	December 12, 2011
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	December 9, 2011
NOVEMBER	
Sardar Biglari Issues Letter to Shareholders of Cracker Barrel Old Country Store, Inc.	November 14, 2011

Copyright © 2012 BIGLARI HOLDINGS INC.

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*  *  *

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Biglari Holdings Inc., an Indiana corporation (“BH”), together with the other participants named herein, intends to make a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies for the election of individuals to the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) at the 2012 annual meeting of shareholders of the Company.

BH ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

The participants in the proxy solicitation are BH, Biglari Capital Corp., a Texas corporation (“BCC”), The Lion Fund, L.P., a Delaware limited partnership (“Lion Fund”), Steak n Shake Operations, Inc., an Indiana corporation (“Steak n Shake”), Sardar Biglari and Philip L. Cooley (the “Participants”).

As of the close of business on September 13, 2012, BH owned directly 3,823,165 shares of Common Stock.  As of the close of business on September 13, 2012, the Lion Fund owned directly 140,100 shares of Common Stock.  As of the close of business on September 13, 2012, Steak n Shake owned directly 101,244 shares of Common Stock.  Each of BCC, as the general partner of the Lion Fund, and BH, as the parent of BCC, may be deemed to beneficially own the shares of Common Stock directly owned by the Lion Fund.  BH, as the parent of Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by Steak n Shake.  Mr. Biglari, as the Chairman and Chief Executive Officer of each of BH, BCC and Steak n Shake, may be deemed to beneficially own the shares of Common Stock directly owned by BH, the Lion Fund and Steak n Shake.

As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the Participants is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other Participants. Each of the Participants disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.